                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 8, 2002

                               KOGER EQUITY, INC.
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
             -----------------------------------------------------
                  State or Other Jurisdiction of Incorporation)


        1-9997                                          59-2898045
-------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

   433 PLAZA REAL, SUITE 335
      BOCA RATON, FLORIDA                                       33432
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

                                 (561) 395-9666
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

ITEM 9.  REGULATION FD DISCLOSURE

Koger Equity, Inc. announced that it had entered into a contract for the purchase of an 805,972 square foot building located in Atlanta's Central Perimeter submarket for $125 million cash as more particularly described in its News Release, dated January 8, 2002, a copy of which is attached hereto as
Exhibit 99(a) and by this reference made a part hereof.

Koger Equity, Inc. also announced that it had closed a $125 million secured revolving credit facility with Fleet National Bank as more particularly described in its News Release, dated January 8, 2002, a copy of which is attached hereto as Exhibit 99(b) and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 904-538-8871 or visit its Web site at www.koger.com.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (C)   EXHIBITS

         EXHIBIT
         NUMBER       DESCRIPTION OF EXHIBIT
         ------       ----------------------
           99(a)      Koger Equity, Inc. News Release, dated January 8, 2002.

           99(b)      Koger Equity, Inc. News Release, dated January 8, 2002.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                             KOGER EQUITY, INC.




           Dated:  January 8, 2002           By:     S/ Robert E. Onisko
                                                -------------------------------
                                                        Robert E. Onisko
                                             Title:  Chief Financial Officer

                                    EXHIBIT INDEX



The following designated exhibits are filed herewith:

        EXHIBIT
        NUMBER   DESCRIPTION OF EXHIBIT
        ------   ----------------------
         99(a)   Koger Equity, Inc. News Release, dated January 8, 2002.

         99(b)   Koger Equity, Inc. News Release, dated January 8, 2002.


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